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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    Form 8-K

                                  ------------


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 24, 2003
                                         --------------
                        (Date of earliest event reported)



                        CADMUS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


               Virginia                                    000-12954                             54-1274108
---------------------------------------               ------------------                ------------------------
   (State or other jurisdiction of                       (Commission                       (I.R.S. Employer
    incorporation or organization)                       File Number)                     Identification Number)



                         1801 Bayberry Court, Suite 200
                            Richmond, Virginia 23226
                                 (804) 287-5680
                                  -------------
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)






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Item 7(c).    Exhibits.

         Exhibit 99.1               Press Release

Item 9.       Regulation FD Disclosure.

THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 9 "REGULATION FD DISCLOSURE" AND ITEM 12 "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION."

On April 24, 2003, Cadmus Communications Corporation issued the press release attached hereto as Exhibit 99.1 announcing third quarter financial results.

Statements contained in this report relating to Cadmus' future prospects and performance are "forward-looking statements" that are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond Cadmus' ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Other potential risks and uncertainties include but are not limited to: (1) the overall economic environment in North America, (2) the equity market performance and interest rate environment, which can impact our pension liability, (3) our ability to develop and market new capabilities and services to take advantage of technology changes in the publishing process, especially for scientific, technical and medical journals, (4) significant price pressure in the markets in which we compete, (5) the loss of significant customers or the decrease in demand from customers, (6) our ability to continue to obtain improved efficiencies and lower production costs, (7) the financial condition and ability to pay of certain customers, (8) the impact of industry consolidation among key customers, (9) our ability to successfully complete certain consolidation initiatives and effect other restructuring actions, and (10) our ability to operate profitably and effectively with high levels of indebtedness. Other risk factors are detailed from time to time in our Securities and Exchange Commission filings. The information provided in this report is provided only as of the date of this report, and we undertake no obligation to update any forward-looking statements made therein.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CADMUS COMMUNICATIONS CORPORATION
                                                Registrant

                                     By:    /s/ Bruce V. Thomas
                                          -----------------------
                                          Bruce V. Thomas
                                          President and Chief Executive Officer

Date:  April 24, 2003

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                                  Exhibit Index

         Exhibits

99.1     Press Release dated April 24, 2003